United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                February 3, 2006
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                                   FNB BANCORP
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         000-49693                                     92-2115369
 ------------------------                   ---------------------------------
 (Commission File Number)                   (IRS Employer Identification No.)


          975 El Camino Real, South San Francisco, California   94080
          -----------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Item 7.01.  Regulation FD Disclosure.

Item 8.01.  Other Events.

         The following information is furnished pursuant to Item 2.01, "Completion of Acquisition or Disposition of Assets," Item 7.01, "Regulation FD Disclosure," and Item 8.01, "Other Events":

         On February 3, 2006, the registrant (FNB Bancorp) announced the sale of 3,950 shares of its holdings of common stock in Pacific Coast Bankers' Bancshares ("PCBB"). The registrant continues to hold 1,450 shares of PCBB common stock.

         A copy of the News Release issued by the registrant on February 3, 2006, is attached to this report as Exhibit 99.33 and is incorporated here by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.33 News Release dated February 3, 2006, announcing the sale of 3,950 shares held in Pacific Coast Bankers' Bancshares



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNB BANCORP  (Registrant)


Dated:  February 3, 2006               By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer


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